SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 9, 2004
--------------------------------------------------------------------------------
                        (Date of earliest event reported)

                         ClickSoftware Technologies Ltd.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Israel                                   000-30827                Not Applicable
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)          (IRS Employee
of incorporation)                                            Identification No.)

                               34 Habarzel Street
                             Tel Aviv, Israel 69710
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               (Address of principal executive offices) (Zip Code)
         Registrant's telephone, including area code: (972-3) 765-9400
                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)
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                                TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits

Item 12. Results of Operations and Financial Condition

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

         The following exhibits are furnished herewith:



EXHIBIT NO.                        TITLE
--------------------------------------------------------------------------------
99.1                               Press release dated February 9, 2004.
--------------------------------------------------------------------------------




Item 12. Results of Operations and Financial Condition

         ClickSoftware Technologies Ltd. issued a press release on February 9, 2004 (the "Press Release") to announce its financial results for the fiscal year ended December 31, 2003. A copy of the Press Release is furnished as Exhibit 99.1.

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CLICKSOFTWARE TECHNOLOGIES LTD.

BY: /s/ Shmuel Arvatz
---------------------
      Shmuel Arvatz
      Executive Vice President and Chief Financial Officer

Dated: February 9, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.                        TITLE
--------------------------------------------------------------------------------
99.1                               Press release dated February 9, 2004.
--------------------------------------------------------------------------------

CONTACTS:
Shmuel Arvatz                               Howard Kalt
Chief Financial Officer                     Kalt Rosen & Co.
++972-3-7659467                             (415) 397-2686
Shmuel.Arvatz@clicksoftware.com             Kalt@KRC-IR.com


            CLICKSOFTWARE REPORTS RECORD REVENUES AND PROFITS FOR THE
                  4TH QUARTER AND YEAR ENDED DECEMBER 31, 2003.

BURLINGTON, MA, FEBRUARY 9, 2004 - ClickSoftware Technologies, Ltd., (NasdaqSC:
CKSW), a leading provider of end-to-end service chain optimization software, today announced record results for the fourth quarter and year ended December 31, 2003.

For the fourth quarter ended December 31, 2003, total revenues were $6.3 million, with consolidated net income of $723,000, or $0.03 per share. This compares with revenues of $4.6 million and a net loss of $4.1 million, or a loss of $0.16 per share, for the same period last year, and revenues of $5.9 million and consolidated net income of $687,000, or $0.03 per share, for the third quarter of 2003.

Software license revenues for the fourth quarter of 2003 were $3.0 million, while service revenues were $3.3 million. This compares to software license revenues of $2.4 million and service revenues of $2.2 million for the same period last year and $3.1 million in software licenses revenues and $2.8 million in service revenues in the third quarter of 2003.

Gross profit in the fourth quarter was $4.3 million, or 68% of revenues, compared to $2.8 million, or 61% of revenues, in the same period last year, and $3.9 million, or 66% of revenues, in the third quarter of 2003.

As of December 31, 2003, the company had cash, cash equivalents and short and long-term investments of $11.7 million up from $10.1 million at the end of the third quarter of 2003 and $6.6 million from December 31, 2002. Net cash from operating activities was $0.8 million in the fourth quarter of 2003 and $4.2 million for the full year. Net cash from financing activities was $0.9 million in the fourth quarter of 2003 and $1.1 million for the year ended December 31, 2003.

"The excellent fourth-quarter results marked the culmination of a very successful year. Full-year revenues grew 42% over 2002, and we now have four consecutive quarters of profitability," said Dr Moshe BenBassat, Chairman and CEO of ClickSoftware. "Our professional services group continues to perform very well in deploying successfully our solution in large enterprises, such as Telstra in Australia and Diebold in the U.S. We plan to sustain this momentum in 2004 and leverage the growing acceptance of our solution as a way for service organizations to increase service revenues, decrease operating costs and increase customer satisfaction," BenBassat added.

OUTLOOK
ClickSoftware said it currently believes that in the first quarter of 2004, revenues should be in the range of $6 million to $6.6 million reflecting the possible first quarter seasonal effects of the enterprise software industry. For the full year of 2004, the company believes that revenues should grow by 20% to 30%.

RECORD FULL-YEAR RESULTS
Total revenues for the full year 2003 were $22.4 million, with consolidated net income of $1.7 million, or $0.06 per share. This compares with revenues of $15.8 million and a net loss of $10.1 million, or a loss of $0.40 per share, for the year 2002.

INVESTOR CONFERENCE CALL
ClickSoftware will host a conference call today at 8:30 a.m. ET to discuss these results and answer questions from the investment community. To participate, please call (800) 683-1585 and ask for the ClickSoftware conference call. International participants, please call (973) 935-2407. The conference call will be simultaneously webcast (in listen mode only) and is available via the Internet at http://www.clicksoftware.com. A replay of this call will be available on the ClickSoftware website, or by calling (877) 519-4471 (international callers can dial (973) 341-3080). The pass-code for the replay is 4414320.

ABOUT CLICKSOFTWARE
ClickSoftware is a leading provider of end-to-end service optimization solutions that maximize service revenue and customer responsiveness while minimizing costs. ClickSoftware's ServiceOptimization suite includes strategic and tactical workforce planning, optimized service scheduling, intelligent problem resolution, wireless workforce management, and business analytics, connecting all organizational levels and all functions.

The company is headquartered in Burlington, MA and Israel, with offices in the United States, Europe, and Asia Pacific. For more information about ClickSoftware, call (781) 272-5903 or (888) 438-3308 or visit
http://www.clicksoftware.com

This press release contains express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, those regarding future results of operations and visibility into future quarters, continued growth and rate of growth, and the Company's plans to sustain business momentum and deployments by the Company's professional services group, and to leverage the growing acceptance of the Company's solution. Such "forward-looking statements" involve known and unknown risks, uncertainties and other factors, which may cause actual results or performance to be materially different from those projected. ClickSoftware's achievement of these results may be affected by many factors, including among others, the following: uncertainties regarding the general economic outlook; the length of or change in the company's sales cycle; the company's ability to identify potential customers and to close sales to potential customers in a timely manner; the company's ability to maintain relationships with strategic partners; the ability of the company's professional services group to successfully complete implementations; level of competition; and the company's ability to predict and control expenses and to align revenues and expenses. The forward-looking statements contained in this press release are subject to other risks and uncertainties, including those discussed in ClickSoftware's annual report on Form 10-K for the year ended December 31, 2002 and subsequent quarterly reports on Form 10-Q and its other filings with the Securities and Exchange Commission.


Note:  Financial Schedules Attached

                         CLICKSOFTWARE TECHNOLOGIES LTD.
                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                             DECEMBER 31  DECEMBER 31
                                                             -----------  -----------
                                                                2003        2002
                                                              --------    --------
                      ASSETS
CURRENT ASSETS
   CASH AND CASH EQUIVALENTS                                  $  7,695    $  3,400
   SHORT-TERM INVESTMENTS                                        3,394       2,949
   TRADE RECEIVABLES, NET                                        3,362       4,043
   OTHER RECEIVABLES AND PREPAID EXPENSES                          722       1,254
                                                              --------    --------
                   TOTAL CURRENT ASSETS                         15,173      11,646
                                                              --------    --------

FIXED ASSETS
   COST                                                          4,118       4,119
   LESS - ACCUMULATED DEPRECIATION                               3,195       2,869
                                                              --------    --------
                                                                   923       1,250
                                                              --------    --------
   LONG-TERM INVESTMENTS                                           580         280
   SEVERANCE PAY DEPOSITS                                          779         781
                                                              --------    --------

                             TOTAL ASSETS                     $ 17,455    $ 13,957
                                                              ========    ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   SHORT-TERM LOANS                                         $        -    $     17
   ACCOUNTS PAYABLE AND ACCRUED EXPENSES                         4,077       5,369
   DEFERRED REVENUES                                             2,275         411
                                                              --------    --------
                              TOTAL CURRENT LIABILITIES          6,352       5,797
                                                              --------    --------

LONG TERM LIABILITIES
   ACCRUED SEVERANCE PAY                                         1,490       1,476
                                                              --------    --------
                   TOTAL LONG-TERM LIABILITIES                   1,490       1,476
                                                              --------    --------

                   TOTAL LIABILITIES                             7,842       7,273
                                                              --------    --------

SHAREHOLDERS' EQUITY
   ORDINARY SHARES OF NIS 0.02 PAR VALUE                           109         102
   ADDITIONAL PAID-IN CAPITAL                                   70,276      69,196
   DEFERRED STOCK COMPENSATION                                       -        (101)
   ACCUMULATED DEFICIT                                         (60,729)    (62,470)
    TREASURY STOCK, AT COST:  39,000 SHARES                        (43)        (43)
                                                              --------    --------
                   TOTAL SHAREHOLDERS' EQUITY                    9,613       6,684
                                                              --------    --------

                   TOTAL LIABILITY AND SHAREHOLDERS' EQUITY   $ 17,455    $ 13,957
                                                              ========    ========


                         CLICKSOFTWARE TECHNOLOGIES LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)



                                                                          THREE MONTHS ENDED

                                                          DECEMBER 31, 2003                DECEMBER 31, 2002
                                                    ----------------------------    ----------------------------
                                                          $         % OF REVENUES         $         % OF REVENUES
                                                    ------------    ------------    ------------    ------------
REVENUES:
       SOFTWARE LICENSE                             $      2,951              47%   $      2,402              52%
       SERVICES                                            3,356              53%          2,175              48%
                                                    ------------    ------------    ------------    ------------
             TOTAL REVENUES                                6,307             100%          4,577             100%
                                                    ------------    ------------    ------------    ------------
COST OF REVENUES:
       SOFTWARE LICENSE                                      172               3%            295               7%
       SERVICES                                            1,862              29%          1,474              32%
                                                    ------------    ------------    ------------    ------------

             TOTAL COST OF REVENUES                        2,034              32%          1,769              39%
                                                    ------------    ------------    ------------    ------------

GROSS PROFIT                                               4,273              68%          2,808              61%
                                                    ------------    ------------    ------------    ------------
OPERATING EXPENSES:
       RESEARCH AND DEVELOPMENT COSTS, NET                   503               8%            670              15%
       SELLING AND MARKETING EXPENSES                      2,056              33%          2,494              54%
       GENERAL AND ADMINISTRATIVE EXPENSES                   990              16%          1,060              23%
       RESTRUCTURING AND IMPAIRMENT EXPENSES                   -               -           2,665              58%
       AMORTIZATION OF DEFERRED STOCK-BASED
       COMPENSATION                                            -               -              75               2%
                                                    ------------    ------------    ------------    ------------

             TOTAL OPERATING EXPENSES                      3,549              57%          6,964             152%
                                                    ------------    ------------    ------------    ------------
INCOME (LOSS) FROM OPERATIONS                                724              11%         (4,156)            (91)%
INTEREST AND OTHER INCOME (EXPENSES), NET                     (1)              0%             69               2%
                                                    ------------    ------------    ------------    ------------
NET INCOME (LOSS)                                   $        723              11%   $     (4,087)            (89)%
                                                    ------------    ------------    ------------    ------------

NET INCOME  (LOSS) PER ORDINARY SHARE:
BASIC                                               $       0.03                    $      (0.16)
                                                    ------------                    ------------
DILUTED                                             $       0.03                    $      (0.16)
                                                    ------------                    ------------
SHARES USED IN COMPUTING BASIC NET INCOME  (LOSS)
PER SHARE                                             26,379,342                      25,604,785
                                                    ------------                    ------------
SHARES USED IN COMPUTING DILUTED NET INCOME
(LOSS) PER SHARE                                      28,455,655                      25,604,785
                                                    ------------                    ------------


                         CLICKSOFTWARE TECHNOLOGIES LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)



                                                                                   YEAR ENDED

                                                                DECEMBER 31, 2003              DECEMBER 31 , 2002
                                                           ---------------------------    ----------------------------
                                                                 $        % OF REVENUES        $          % OF REVENUES
                                                           ------------   ------------    ------------    ------------
REVENUES:
       SOFTWARE LICENSE                                    $     10,622             47%   $      7,113              45%
       SERVICES                                                  11,788             53%          8,640              55%
                                                           ------------   ------------    ------------    ------------
             TOTAL REVENUES                                      22,410            100%         15,753             100%
                                                           ------------   ------------    ------------    ------------
COST OF REVENUES:
       SOFTWARE LICENSE                                             955              4%            949               6%
       SERVICES                                                   6,631             30%          5,804              37%
                                                           ------------   ------------    ------------    ------------
             TOTAL COST OF REVENUES                               7,586             34%          6,753              43%
                                                           ------------   ------------    ------------    ------------

GROSS PROFIT                                                     14,824             66%          9,000              57%
                                                           ------------   ------------    ------------    ------------
OPERATING EXPENSES:
       RESEARCH AND DEVELOPMENT COSTS, NET                        1,911              8%          2,806              18%
       SELLING AND MARKETING EXPENSES                             7,836             35%         10,473              66%
       GENERAL AND ADMINISTRATIVE EXPENSES                        3,494             16%          3,106              20%
       RESTRUCTURING AND IMPAIRMENT EXPENSES                          -              -           2,665              17%
       AMORTIZATION OF DEFERRED STOCK-BASED COMPENSATION            101              0%            300               2%
                                                           ------------   ------------    ------------    ------------

             TOTAL OPERATING EXPENSES                            13,342             59%         19,350             123%
                                                           ------------   ------------    ------------    ------------
INCOME (LOSS) FROM OPERATIONS                                     1,482              7%        (10,350)            (66)%
INTEREST AND OTHER INCOME (EXPENSES), NET                           259              1%            252               2%
                                                           ------------   ------------    ------------    ------------
NET INCOME (LOSS)                                          $      1,741              8%   $    (10,098)            (64)%
                                                           ------------   ------------    ------------    ------------
NET INCOME  (LOSS) PER ORDINARY SHARE:
BASIC                                                     $       0.07                    $      (0.40)
                                                          ------------                    ------------
DILUTED                                                   $       0.06                    $      (0.40)
                                                          ------------                    ------------
SHARES USED IN COMPUTING BASIC NET
INCOME (LOSS) PER SHARE                                      25,847,758                     25,553,891
                                                           ------------                   ------------
SHARES USED IN COMPUTING DILUTED NET
INCOME  (LOSS) PER SHARE                                     26,874,351                     25,553,891
                                                           ------------                   ------------